ACQUISITION OF SUBSIDIARIES - Net Assets Acquired (Detail) (MCP [Member])	Dec. 19, 2012 USD ($)	Dec. 19, 2012 PHP
Net assets acquired:
Cash and cash equivalents	$ 27,876,000
Prepaid expenses and other current assets	13,000
Accrued expenses and other current liabilities	(1,094,000)
Noncontrolling interests	(1,860,000)
Net assets acquired	24,935,000
Excess payment on acquisition of assets and liabilities (including direct cost incurred) charged to consolidated statements of operations and included in development costs	5,747,000
Allocation of proceeds for payment of acquisition	30,682,000	1,259,000,000
Total consideration satisfied by:
Cash paid	$ 30,682,000